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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): November 9, 2007


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 -- Other Events

Item 8.01. Other Events.

     On November 9, 2007, American International Group, Inc. ("AIG") and its wholly-owned subsidiary, AIG Program Funding, Inc. (the "Issuer"), entered into a Distribution Agreement (the "Distribution Agreement") with AIG Financial Securities Corp., ABN AMRO Incorporated, ANZ Securities, Inc., Banc of America Securities LLC, Banca IMI S.p.A., BMO Capital Markets Corp., Barclays Capital Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Calyon Securities (USA) Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Daiwa Securities America Inc., Daiwa Securities SMBC Europe Limited, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc., HSBC Securities
(USA) Inc., J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities International plc, Mizuho Securities USA Inc., Morgan Stanley & Co. Incorporated, nabCapital Securities, LLC, RBC Capital Markets Corporation, Santander Investment Securities Inc, Scotia Capital (USA) Inc., SG Americas Securities, LLC, TD Securities (USA) LLC, UBS Securities LLC, and Wachovia Capital Markets, LLC (together, the "Agents") relating to the offer, issuance and sale from time to time of the Issuer's Medium-Term Notes, Series A (PF); Medium-Term Notes, Series AIG-FP (PF); and Medium-Term Notes, Series MP, Matched Investment Program (PF), at an aggregate initial offering price of up to $20,000,000,000, or the equivalent thereof in one or more foreign or composite currencies or currency units (the "Notes"). The Notes will be senior, unsecured debt obligations of the Issuer, and they will be fully and unconditionally guaranteed by AIG. Payment obligations under the guarantees will be senior, unsecured debt obligations of AIG.

     A copy of the Distribution Agreement is attached as Exhibit 1.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

     Exhibit 1.1 Distribution Agreement, dated November 9, 2007, among AIG, the Issuer and the Agents

     Exhibit 4.1    Form of Fixed Rate Note

     Exhibit 4.2    Form of Floating Rate Note

     Exhibit 4.3    Form of Master Note

     Exhibit 8.1    Tax Opinion of Sullivan & Cromwell LLP

     Exhibit 23.1   Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: November 14, 2007                By /s/ Kathleen E. Shannon
                                       ------------------------------------
                                       Name:  Kathleen E. Shannon
                                       Title: Senior Vice President
                                              and Secretary